UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2009

VIRGIN MEDIA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4

Item 7.01.  Regulation FD Disclosure.

On October 16, 2009, Virgin Media Inc. (the “Company”) dispatched a letter to its senior lenders seeking the consent to certain amendments to its senior facilities agreement and related agreements.  The letter to the senior lenders is attached as Exhibit 99.1 and incorporated by reference in this Item 7.01.  The letter contains certain non-GAAP financial measures.  The schedule attached as Exhibit 99.2 and incorporated by reference in this Item 7.01 contains a reconciliation of the differences between those non-GAAP financial measures and the most directly comparable financial measures calculated in accordance with GAAP.

On October 20, 2009, the Company will make available to its senior lenders a lender presentation prepared in connection with the proposed amendments to its senior facilities agreement.  The presentation will be used during a lender meeting on October 20, 2009.  The presentation is attached as Exhibit 99.3 and incorporated by reference in this Item 7.01.

Exhibits 99.1, 99.2 and 99.3 are provided under Item 7.01 of Form 8-K and are furnished to, but not filed with, the U.S. Securities and Exchange Commission.

Item 8.01.  Other Events.

On October 16, 2009, the Company issued a press release announcing that it was seeking the consent of its senior lenders to its senior facilities agreement and related agreements.  The press release is attached as Exhibit 99.4 and incorporated by reference in this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits

99.1	Amendment Request Letter, dated October 16, 2009, from Virgin Media Inc. to its senior lenders (furnished under Item 7.01 of Form 8-K).
99.2	Schedule relating to Amendment Request Letter dated October 16, 2009 (furnished under Item 7.01 of Form 8-K).
99.3	Lender presentation, dated October 20, 2009, by Virgin Media Inc. (furnished under Item 7.01 of Form 8-K).
99.4	Press release, dated October 16, 2009, issued by Virgin Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2009	VIRGIN MEDIA INC.
	By:	/s/ Robert Gale
Robert Gale Principal Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Amendment Request Letter, dated October 16, 2009, from Virgin Media Inc. to its senior lenders (furnished under Item 7.01 of Form 8-K).
99.2	Schedule relating to Amendment Request Letter dated October 16, 2009 (furnished under Item 7.01 of Form 8-K).
99.3	Lender presentation, dated October 20, 2009, by Virgin Media Inc. (furnished under Item 7.01 of Form 8-K).
99.4	Press release, dated October 16, 2009, issued by Virgin Media Inc.